SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Amendment No. __________

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Principal Global Diversified Income Fund
Outbound Script
Meeting Date: June 28, 2016
Toll-Free # 1-855-600-4535

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the Principal Global Diversified Income Fund. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special shareholder meeting scheduled to be held on June 28th, 2016.

Your Board of Directors has recommended you vote FOR the proposals and we are calling to ask if you would like to vote today along with the recommendation of the board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Principal Global Diversified Income Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-600-4535 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF Not sure how to vote:

You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Principal Global Diversified Income Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-600-4535 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

[Please include standard rebuttal script, such as the following:]
IF No or Not Interested (use rebuttal)

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via other methods outlined in the proxy materials. Thank you again for your time today, and have a great day/evening.

What am I being asked to vote on?

Proposal 1: Approval of a new sub-advisory agreement with Principal Global Investors, LLC for the Fund

Proposal 2: Approval for Principal Management Corporation ("PMC") to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors on behalf of the Fund without obtaining shareholder approval

Proposal 3: Approval for PMC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors on behalf of the Fund without obtaining shareholder approval

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions informing you of the methods available for you to cast your vote, one of which is to call us back at 1-855-600-4535 Monday-Friday 9am-6pm EST.

Principal Global Diversified Income Fund
Inbound Script
Meeting Date: June 28, 2016
Toll-Free # 1-855-600-4535

Greeting:

Hello, thank you for calling the Principal Global Diversified Income Fund proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming Special shareholder meeting?

IF YES:
The Board of Directors recommends a vote “FOR” the proposals.
Would you like to vote Today and have your name removed from future calls and mailings? The board recommends that you vote for the proposals. For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf of Principal Global Diversified Income Fund

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-600-4535. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; I’d be glad to transfer you to the area that can assist you with that (agent warm transfers to 1-800-222-5852 OR if the shareholder would rather call them directly please feel free to call Principal Global Diversified Income Fund directly at 1-800-222-5852.

IF Not sure how to vote:

You may cast a FOR vote, an AGAINST vote, or an ABSTAIN vote on the proposals.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Principal Global Diversified Income Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-600-4535. Thank you very much for your time and your vote. We hope you have a great day/evening.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf Principal Global Diversified Income Fund.

If you wish to make any changes you may contact us by calling 1-855-600-4535. Thank you very much for your participation and have a great day/evening.

Principal Global Diversified Income Fund
Answering Machine Messages
Meeting Date: June 28, 2016
Toll-Free # 1-855-600-4535

AUTOMATED ANSWERING MACHINE MESSAGE
Hello, we are calling with an important message on behalf of Principal Global Diversified Income Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on June 28, 2016.

Your participation is very important. To vote over the telephone, call toll-free at 1-855-600-4535 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Boston Financial
Data Services
<LOGO>

PO BOX 55975
BOSTON MA 02205-5975

SAMPLE SHAREHOLDER
123 MAIN ST
ANYTOWN MA 01234

Principal Global Diversified Income Fund
Vote Confirmation Letter
Special Meeting of Shareholders to be held on June 28, 2016

Control #:
Date:

Dear Voter:

You have received this document in order to confirm the voting instructions received over the telephone and recorded by Boston Financial Data Services in conjunction with your investment in the fund(s) mentioned above. By electing to vote over the phone, you have authorized Boston Financial Data Services to instruct the persons appointed as proxies to represent your shares at the Special Meeting of Shareholders, or any adjournment thereof, in the manner set forth below. Please retain this form for your records.

Please review this document to ensure the accuracy of your telephone voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any questions about the execution of this proxy or the above-mentioned voting instructions, please contact Boston Financial Data Services toll free at 1-855-600-4535 Monday through Friday 9:00 AM to 6:00 PM, EST.

Thank you.

Very Truly Yours,

Boston Financial Data Services

Vote Received: FOR
Proposal 1:

Vote Received: FOR
Proposal 2:

Vote Received: FOR
Proposal 3: